CUTLER FIXED INCOME FUND
(Ticker: CALFX)

CUTLER EMERGING MARKETS FUND
(Ticker: CUTDX)

Each a Series of The Cutler Trust (the “Trust”)

Supplement dated February 21, 2020
to the Summary Prospectuses, Prospectus and Statement of Additional Information, each dated
October 28, 2019

Based upon a recommendation by Cutler Investment Counsel, LLC (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has determined to close and liquidate the Cutler Fixed Income Fund and the Cutler Emerging Markets Fund (each a “Fund” and together, the “Funds”), each a series of the Trust, subject to approval of the shareholders of the respective Fund at a Special Meeting of Shareholders (the “Special Meeting”) to be held on April 28, 2020 at 10:00 a.m. (Eastern) at the offices of Ultimus Fund Solutions, LLC, the Trust’s administrator and transfer agent, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  In connection with its decision to close and liquidate the Funds, the Board has adopted a form of plan of liquidation. During the first quarter of 2020, shareholders of each Fund as of the record date will receive a joint proxy statement that will contain additional information about the liquidation of each Fund and voting instructions.  Shareholders of record of each Fund as of the close of business on March 5, 2020 are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponement thereof.

If the proposed liquidation of each Fund is approved by the respective shareholders entitled to notice of, and to vote at, the Special Meeting, each Fund will liquidate its assets at the close of business on or about May 28, 2020 (the “Liquidation Date”). You are welcome, however, to redeem your shares of a Fund before that date.

Effective at the close of business on March 3, 2020, in anticipation of the closure and liquidation of each Fund, the Funds will no longer be accepting purchases. In addition, prior to the Liquidation Date, the Adviser will begin an orderly transition of each Fund’s portfolio to cash and cash equivalents and each Fund will thereafter no longer be pursuing its investment objective.

Shareholders of a Fund may redeem their shares of the Fund as described in the Funds’ Prospectus prior to the Liquidation Date. Accounts not redeemed by the Liquidation Date will automatically be redeemed at the close of business on that day and a check in the amount of the net cash proceeds, less any required withholding (the “Liquidation Proceeds”), will be sent to the address of record on the account. The Liquidation Proceeds will generally be subject to federal and possibly state and local income taxes if the shares of a Fund are held in a taxable account and the Liquidation Proceeds exceed a shareholder’s adjusted basis in the shares of the Fund. Shareholders should consult with their own tax advisors to ensure the proper treatment of the Liquidation Proceeds on their income tax returns.

If you hold your shares of a Fund in an individual retirement account (an “IRA”) or other tax-deferred account, this supplement is notification that the IRA custodian is resigning its services related to your account for the Funds effective upon the Liquidation Date. In order to avoid a potential tax issue, IRA shareholders generally have 60 days from the date the Liquidation Proceeds are received to re-invest or “rollover” the Liquidation Proceeds into another IRA or qualified retirement account; otherwise, the Liquidation Proceeds may be required to be included in the shareholder’s taxable income for the current tax year and may be subject to Internal Revenue Service penalties related to early distributions. You are advised to consider a direct rollover to a subsequent custodian, consult the appropriate IRA rules and / or seek advice from your own tax advisor related to this distribution from an IRA. Any IRA automatically redeemed on the Liquidation Date will be subject to mandatory 10% federal tax withholding, likely adversely impacting your ability to rollover your proceeds at a new IRA custodian.

If you have questions regarding your available options, please contact the Adviser, Cutler Investment Group, at 1-206-624-5863. You may also contact the Funds at 1-888-CUTLER4 or 1-888-288-5374 if you need assistance with the disposition of your account in the Funds.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of
Additional Information for future reference.